Filed Pursuant to Rule 497(e)
File No. 333-197427

Angel Oak Multi-Strategy Income Fund
Angel Oak Financials Income Fund
Angel Oak High Yield Opportunities Fund
Angel Oak UltraShort Income Fund
Angel Oak Core Impact Fund

each a series of Angel Oak Funds Trust

February 9, 2022

Supplement to the Statement of Additional Information (“SAI”),
dated May 31, 2021, as supplemented December 1, 2021

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective February 4, 2022, Sreeniwas V. Prabhu has resigned from the Board of Trustees of Angel Oak Funds Trust (the “Trust”), and Cheryl M. Pate has been appointed to the Board of Trustees of the Trust. Accordingly, all references to Sreeniwas V. Prabhu as a trustee of the Trust are hereby removed from the SAI, and the following changes are made to the SAI.

I.Revised Trustees and Officers Table

The Trustees and Officers table under the “Management” section in the SAI is revised to insert the following information for Cheryl M. Pate.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Interested Trustees of the Trust
Cheryl M. Pate 1976	Interested Trustee	Since 2022; indefinite term	Portfolio Manager, Angel Oak Capital Advisors, LLC (since 2017).	8	Trustee, Angel Oak Strategic Credit Fund (since 2022); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2022); Trustee, Angel Oak Credit Opportunities Term Trust (since 2022).

II.Revised Individual Trustee Qualifications
The “Information about Each Trustee’s Qualification, Experience, Attributes or Skills” section in the SAI is revised to insert the following information for Cheryl M. Pate.
Ms. Pate’s Trustee Attributes.
Ms. Pate has over 15 years of experience in the financial services industry. Ms. Pate has served in various portfolio management capacities for Angel Oak since 2017, including serving as portfolio manager for certain Angel Oak funds and managing separately managed accounts. Prior to joining Angel Oak, she spent 10 years with Morgan Stanley, where she worked in equity research focusing on the financial sector, and led the Consumer & Specialty Finance research team as an Executive Director and Senior Lead Analyst. The Board believes that Ms. Pate’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
III.Revised Trustee Ownership of Fund Shares and Other Interests table
The Trustee Ownership of Fund Shares and Other Interests table under the “Management” section in the SAI is revised to insert the following information for Cheryl M. Pate.

	Dollar Range of Equity Securities in the:					Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Name of Trustee	Multi-Strategy Income Fund	Financials Income Fund	High Yield Fund	UltraShort Income Fund	Core Impact Fund
Interested Trustee
Cheryl M. Pate	A	A	A	A	A	D

Please retain this Supplement with your SAI for future reference.